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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 1998


                                  ROMTECH, INC.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                     0-27102                 23-2694937
----------------------------    ------------------------      -------------
(State of other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                  19047-1833
-----------------------------------------------                  ----------
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         On June 23, 1998, RomTech, Inc. (the "Company") issued a press release announcing a management change, as described in the press release attached as
Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       None.

         b.       None.

         c.       Exhibits.

                  99.1     Press Release dated June 23, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ROMTECH, INC.


                                          By: /s/  Gerald W. Klein
                                              -------------------------------
                                              Gerald W. Klein, President and
                                              Chief Executive Officer


Dated: June 23, 1998